WT MUTUAL FUND
Wilmington Multi-Manager Real Asset Fund
(the “Real Asset Fund”)

Supplement Dated April 7, 2008 to the
Institutional and A Shares Prospectuses Dated November 1, 2007
The information in this Supplement contains new and additional information beyond that in the Institutional and A Shares Prospectuses of the Wilmington Multi-Manager Real Asset Fund dated November 1, 2007, and should be read in conjunction with those Prospectuses.
The Real Asset Fund invests its assets in “Real Return” assets which consist of the following asset classes: (i) inflation-protected debt securities; (ii) real estate-related securities; and (iii) commodity / natural resource-related securities. In managing the Real Asset Fund, Rodney Square Management Corporation, the investment adviser, determines the Real Asset Fund’s allocation among these asset classes. A table is included on page 19 of each of the Institutional and A shares prospectuses which illustrates the range of the Real Asset Fund’s allocation among the asset classes. The table is replaced with the following table of asset class ranges:

Inflation-Protected Debt Securities	Real Estate-Related Securities	Commodity/Natural Resource- Related Securities
20%-80%	0-60%	0-40%

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE